UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

TERRA NITROGEN COMPANY, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-10877	73-1389684
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On February 4, 2008, Francis G. Meyer, resigned his position as Vice President and Chief Financial Officer of Terra Nitrogen GP Inc. (“TNGP”), the General Partner of Terra Nitrogen Company, L.P. (the “Company”). Mr. Meyer had previously announced his plans to retire. Mr. Meyer remains a director of TNGP.

(c) Effective February 4, 2008, TNGP’s Board of Directors elected Daniel D. Greenwell (45), formerly Vice President and Chief Accounting Officer, as Vice President and Chief Financial Officer. Mr. Greenwell is Senior Vice President and Chief Financial Officer of Terra Industries Inc. (“Terra”), and has been with Terra since April 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

/s/ John W. Huey
John W. Huey
Vice President, General Counsel and
Corporate Secretary

Date: February 8, 2008